Exhibit 99.1

              Orion HealthCorp Announces Voluntary AMEX Delisting

    ATLANTA--(BUSINESS WIRE)--Nov. 19, 2007--Orion HealthCorp, Inc. (AMEX: ONH) today announced that it has notified the American Stock Exchange (the "AMEX") that it intends to voluntarily delist its Class A Common Stock, $0.001 par value (the "Common Stock"), from the AMEX upon approval of the proposal (the "Proposal") to be voted on at the Company's special stockholders' meeting to be held on Thursday, November 29, 2007. If the Proposal is approved by its stockholders, the Company will proceed with the voluntary delisting and promptly file Form 25 with the Securities and Exchange Commission (the "SEC"). If the Proposal is not approved by its stockholders, the Company will promptly notify the AMEX that it is withdrawing its request to voluntarily delist the Common Stock.

    The Company is taking these steps as part of its previously announced going private transaction. The Company has determined that the benefits of having its Common Stock listed on the AMEX do not justify the costs and investment of management time associated with compliance with SEC and AMEX's reporting company obligations.

    The Proposal is described in detail in the Schedule 14A definitive proxy statement filed with the SEC on November 14, 2007, and mailed to the Company's stockholders of record as of October 1, 2007, entitled to vote at the special meeting. Before making any voting decision, stockholders are urged to read the definitive proxy statement carefully in its entirety because it contains important information about the proposed transaction, including but not limited to the date, time and place of the special meeting. Orion HealthCorp's stockholders and other interested parties will be able to obtain, without charge, a copy of the Proxy Statement and other relevant documents filed with the SEC from the SEC's website at http://www.sec.gov.

    Orion's mission is to provide superior billing, collections, practice, business and financial management services for physicians, resulting in optimal profitability for its clients and increased enterprise value for its stakeholders. For more information on Orion HealthCorp, Inc., visit the Company's website at www.orionhealthcorp.com.

    Certain statements in this press release constitute "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Acts"). Any statements contained herein that are not statements of historical fact are deemed to be forward-looking statements, including all statements regarding improving financial metrics and future growth.

    The forward-looking statements in this press release are based on current beliefs, estimates and assumptions concerning the operations, future results, and prospects of Orion HealthCorp, Inc. and the other companies described herein. As actual operations and results may materially differ from those assumed in forward-looking statements, there is no assurance that forward-looking statements will prove to be accurate. Forward-looking statements are subject to the safe harbors created in the Acts. Any number of factors could affect future operations and results, including without limitation, changes in federal or state healthcare laws and regulations and third party payer requirements, changes in costs of supplies, the loss of major customers, increases in labor and employee benefit costs, increases in interest rates on the Company's indebtedness as well as general market conditions, competition and pricing, and the Company's ability to successfully implement its business strategies and integrate acquisitions, including the expense and impact of any potential acquisitions and the ability to obtain necessary approvals and financing. Orion HealthCorp, Inc. undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information or future events.


    CONTACT: Orion HealthCorp, Inc.
             Terrence L. Bauer, Chief Executive Officer, 678-832-1800 or
             Stephen H. Murdock, Chief Financial Officer, 678-832-1800